FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2015
Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis [Table Text Block]
	Canadian	Turkish
	Dollar	Lira
Cash	25,841	17,544
Prepaids and advances	-	40,363
Accounts payable	(115,476)	(10,457)
Accrued liabilities	(120,000)	-
Total foreign currency working capital	(209,636)	47,451
US$ exchange rate at December 31, 2015	0.7225	0.3432
Total foreign currency net working capital in US$	(151,462)	16,284
Impact of a 10% strengthening of the US$ on net income (loss)	(15,146)	1,628

Schedule of Fair Value of Warrants [Table Text Block]
31-Dec-15

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$10,863	-

31-Dec-14

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$510,045	-